                                                                   EXHIBIT 3.1.2

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

                     *       *       *       *       *       *

    REXENE CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

    FIRST: That at a meeting of the Board of Directors of REXENE CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

       RESOLVED, that this board of directors declares it advisable to and does hereby propose and approve an amendment to the
       Corporation's  Certificate   of   Incorporation  to   remove   the
       restrictions against the Corporation issuing any class of nonvoting equity securities by striking out Part (c) of Article IV of the Certificate of Incorporation of the Corporation in its entirety and inserting in lieu thereof a new Part (c) of Article IV as set forth below:

           (c) Any series of Preferred Stock designated pursuant to Part (b) of this Article IV shall contain adequate provisions for the election of directors representing such class in the event of default in the payment of dividends.

    SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

    THIRD:   That  said  amendment  was duly  adopted  in  accordance  with  the provisions of Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, said REXENE CORPORATION has caused this certificate to be signed by Lavon N. Anderson, its President and attested by Bernard J. McNamee, its Secretary, this 9th day of June, 1993.

                                               By:
                                               --------------------------------------------
                                               Lavon N. Anderson
                                               PRESIDENT
ATTEST:
By:
    ----------------------------------------
    Bernard J. McNamee
    SECRETARY

                                                                  EXHIBIT 10.2.2

                               REXENE CORPORATION
                                  KEY EMPLOYEE
                      NONQUALIFIED STOCK OPTION AGREEMENT

    THIS AGREEMENT is entered into effective as of May 27, 1993, by and between REXENE CORPORATION, a Delaware corporation (the "Company"), and
("Optionee"),

                             W I T N E S S E T H :

    A. The Company has adopted the 1993 Non-Qualified Stock Option Plan for key employees (the "Plan") providing for the grant of options to purchase shares of the common stock of the Company ("Common Stock").

    B. The Management Development and Compensation Committee of the Board of Directors of the Company ("the "Committee") administering the Plan has granted to the Optionee on May 27, 1993 an option to purchase shares of the Common Stock on the terms and conditions set forth in this Agreement.

    Accordingly, with the intent to be bound by this Agreement, the Company and Optionee agree to the following terms and conditions:

1.  GRANT OF OPTION

    The  Company hereby  grants to  Optionee effective  as of  May 27,  1993 the
option to purchase           shares  of Common Stock at  the price of $3.43  per
share (the "Option"). The Option may be exercised only at the times and in accordance with the terms set out in the other sections of this Agreement. The Optionee accepts the Company's grant of the Option and agrees to the other terms set out in this Agreement.

2.  OPTION PERIOD

    2.1  The Option shall become exercisable in installments as follows:

        a. shares of Common Stock may be purchased in whole at any time or in part from time to time on or after May 27, 1994;

        b. additional shares of Common Stock may be purchased in whole at any time or in part from time to time on or after May 27, 1995; and

        c. additional shares of Common Stock may be purchased in whole at any time or in part from time to time on or after May 27, 1996.

    2.2 No Option may be exercised in whole or in part and no shares may be purchased pursuant to any attempted exercise of any Option under this Agreement after May 26, 2003, at which time all Options which shall not have been exercised by such date shall lapse and terminate without the necessity of any further notice or action by the Company or Optionee.

3.  EXERCISE OF OPTION

    3.1 This Option may be exercised by written notice signed by the Optionee and delivered to the Secretary of the Company or sent by United States registered or certified mail, postage prepaid, addressed to the Company (to the attention of its Secretary) at its principal corporate office. Such notice shall state the number of whole shares of Common Stock as to which the Option is exercised and shall be accompanied by the full amount of the purchase price of such shares, by check or in cash. Any such notice shall be deemed given on the date on which the notice and payment shall have been actually received at the Secretary's office. In the event of the Optionee's death, the executor or administrator of the Optionee's estate (or anyone who shall have acquired this Option by will or pursuant to the laws of descent and distribution) may exercise this Option in accordance with the provisions of this Agreement.

    3.2 No fractional shares will be issued pursuant to the exercise of any part of the Option nor will any cash payment be made in lieu of fractional shares with respect to such exercise.

    3.3 If the Company or its counsel determine that it is required to withhold an amount of federal, state or local income or employment taxes as a result of the exercise of any Option, the Company may require the Optionee to pay the amount of such withholding tax to the Company by check or in cash. The payment of such withholding tax shall be due upon exercise of the Option and must be made prior to the delivery of the certificate or certificates representing the purchased shares as described below.

4.  DELIVERY OF CERTIFICATES UPON EXERCISE OF OPTION

    Delivery of a certificate or certificates representing the purchased shares of Common Stock shall be made promptly after receipt of notice of exercise and payment of the purchase price and the amount of any withholding taxes to the Company, if required, provided that the Company shall have such time as it reasonably deems desirable or necessary to qualify or register such shares under any law or governmental rule or regulation.

5.  EARLIER TERMINATION OF OPTION UPON OCCURRENCE OF CERTAIN EVENTS

    Notwithstanding the provisions set out in Section 2 above, the Options granted under this Agreement shall earlier terminate in the manner and under the conditions set out in this Section 5.

    5.1 If the Optionee ceases to be employed by the Company or any subsidiary thereof for any reason other than those reasons set forth in Sections 5.2 and
5.3 below, then the Optionee's Option, subject to earlier termination due to normal expiration of the option term, shall expire three months thereafter, and during such three-month period after the Optionee ceases to be an employee, the Optionee's Option shall be exercisable only as to those shares, if any, with respect to which the Optionee could have exercised the Option as of the date of such cessation of employment. Notwithstanding the foregoing, if the Optionee's employment is terminated for cause as defined below, his or her Option shall terminate upon the Optionee's termination of employment. For the purposes hereof, cause shall mean any of the following:

        (i) conduct involving moral turpitude or fraud, regardless of the context, which conduct shall be conclusively presumed if the Optionee is convicted of or enters a plea of NOLO CONTENDERE or similar plea as to a crime involving moral turpitude or fraud,

        (ii) repeated intoxication by alcohol or drugs during the performance of the Optionee's duties,

       (iii) malfeasance in the conduct of the Optionee's duties, including misuse or diversion of the Company's funds, embezzlement or willful and material misrepresentations or concealments on any reports submitted to the Company,

       (iv) repeated material failure by the Optionee to perform his or her duties as an employee, or

        (v) material failure to follow or comply with the reasonable and lawful directives of the Board of the written policies of the Company.

    5.2 If the Optionee becomes permanently and totally disabled (as defined by Section 22(e)(3) of the Internal Revenue Code) or dies while in the employment of the Company or any subsidiary thereof, the Optionee's Option shall become fully exercisable and the Optionee or, in the case of death, the person or persons to whom rights under the Option shall have passed by will or the applicable laws of descent and distribution, shall have the right to exercise the Option during the twelve months following the date of disability or death, subject to earlier termination due to normal expiration of the option term.

    5.3 If the Optionee's employment with the Company or any subsidiary thereof is terminated without cause after a change of control in the Company, or if the Optionee voluntarily resigns his or her employment with the Company or any subsidiary thereof after such a change in control because as a condition to continued employment with the Company or such subsidiary, the Optionee is required to (x) relocate outside the continental United States, (y) relocate within the continental United States without relocation assistance under the Company relocation policy then in effect, or (z) accept a reduction in the Optionee's base salary, then the Optionee's Option shall become fully exercisable, and, subject to earlier termination due to normal expiration of the option term, shall expire three months after such termination or resignation of employment. For the purposes hereof, a change of control in the Company shall mean the occurrence of any of the following:

        (i) Continuing Directors no longer constitute at least two-thirds of the Directors constituting the Board (the terms "Continuing Directors" and "Directors" being used as defined below);

        (ii) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934, as amended from time to time [the "Exchange Act"]), together with its affiliates, becomes the beneficial owner, directly or indirectly, of 20% or more of the Company's then outstanding common stock or 20% or more of the voting power of the Company's then outstanding securities entitled generally to vote for the election of Directors;

       (iii) the occurrence of or the approval by the Company's stockholders of the merger or consolidation of the Company with any other corporation, the sale of any substantial portion of the assets of the Company or the liquidation or dissolution of the Company unless, in the case of a merger or consolidation, the Continuing Directors in office immediately prior to such merger or consolidation will constitute at least two-thirds of the directors constituting the board of directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Exchange Act) of such corporation; or

       (iv) at least a majority of the Continuing Directors in office immediately prior to any other action taken or proposed to be taken by the Company's stockholders or by the Board determines that such action constitutes, or that such proposed action, if taken, would constitute, a Change of Control of the Company and such action is taken.

For the purposes of this Section 5.3, "Director" means a member of the Board, and "Continuing Director" means any person who is either (i) a Director on the date hereof, or (ii) was designated as a Continuing Director by a majority of the Continuing Directors.

    5.4 The Option may be canceled at any time with the consent of the Optionee and a new option may be granted to the Optionee in lieu thereof.

6.  ADJUSTMENTS UPON CHANGE IN COMMON STOCK

    In the event that before delivery by the Company of all the shares in respect of which this Option is granted, the Company shall have effected a Common Stock split or dividend payable in Common Stock, or the outstanding Common Stock shall have been combined into a smaller number of shares, the shares still subject to the Option shall be increased or decreased to reflect proportionately the increase or decrease in the number of shares outstanding, and the purchase price per share shall be decreased or increased proportionately so that the aggregate purchase price for all the then optioned shares shall remain the same as immediately prior to such split, dividend or combination. In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, the Committee may make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares still subject to this Option.

7.  TRANSFERABILITY

    The Option evidenced hereby is not transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of Optionee, is exercisable only by Optionee.

8.  CANCELLATION OF CERTAIN EARLIER OPTIONS

    The grant of the Option to Optionee is conditional upon the Optionee releasing the Company from his or her rights to any stock option authorized by the Committee at its meeting on May 14, 1991 under the Company's 1988 Stock Incentive Plan. Accordingly, the Optionee hereby agrees to the cancellation as of the date of this Agreement of all stock options granted to him or her by the Committee at its meeting on May 14, 1991 and releases the Company from all further obligations to issue any shares of Common Stock pursuant to any attempt to exercise any part of such stock option, and from all claims, liabilities, losses or damages (including attorney's fees) which may be made in respect thereto.

9.  NOTICES

    Any notice to be given to the Company shall be personally delivered to or addressed to the Secretary of the Company, at its principal office, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto, or at such other address as the Optionee may hereafter designate in writing to the Company. Any notice to the Company is deemed given when received at the office of the Secretary of the Company. Any notice to the Optionee is deemed given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited, postage and registration or certification fee prepaid, in a post office or branch post office regularly maintained by the United States.

10.  TAX STATUS OF OPTION

    This Option is a nonqualified stock option, and is not intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended.

11.  CONSTRUCTION

    This Agreement shall be governed by, subject to and construed in accordance with all the provisions of the Plan, as it shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect the Optionee's rights under this Option.

12.  EMPLOYMENT

    Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employment of the Company or a parent or subsidiary thereof.

13.  DEFINED TERMS

    Unless the context clearly indicates otherwise, the words and phrases used in this Agreement shall have the meanings assigned to them under the provisions of the Plan.

14.  APPLICABLE LAW

    All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Texas except to the extent preempted by Federal Law.

15.  ENTIRE AGREEMENT

    This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and it supersedes any prior or contemporaneous discussions, negotiations, writings or other agreements between the parties with respect to the subject matter of this Agreement. Except as otherwise provided in Section 10 hereof, this Agreement may be amended only pursuant to a written instrument duly signed by both parties.

REXENE CORPORATION                            OPTIONEE
By: ----------------------------------------
                                              -------------------------------------------
                                              Employee Name
                                              -------------------------------------------
                                              -------------------------------------------
                                              Address
                                              -------------------------------------------
                                              Social Security Number

                                                                  EXHIBIT 10.2.3

                               REXENE CORPORATION
                                  KEY EMPLOYEE
                      NONQUALIFIED STOCK OPTION AGREEMENT

    THIS AGREEMENT is entered into effective as of March 1, 1994, by and between REXENE CORPORATION, a Delaware corporation (the "Company"), and
("Optionee"),

                              W I T N E S S E T H:

    A. The Company has adopted the 1993 Non-Qualified Stock Option Plan for key employees (the "Plan") providing for the grant of options to purchase shares of the common stock of the Company ("Common Stock").

    B. The Management Development and Compensation Committee of the Board of Directors of the Company ("the "Committee") administering the Plan has granted to the Optionee on March 1, 1994 an option to purchase shares of the Common Stock on the terms and conditions set forth in this Agreement.

    Accordingly, with the intent to be bound by this Agreement, the Company and Optionee agree to the following terms and conditions:

1.  GRANT OF OPTION

    The  Company hereby  grants to  Optionee effective as  of March  1, 1994 the
option to purchase           shares  of Common Stock at  the price of $3.71  per
share (the "Option"). The Option may be exercised only at the times and in accordance with the terms set out in the other sections of this Agreement. The Optionee accepts the Company's grant of the Option and agrees to the other terms set out in this Agreement.

2.  OPTION PERIOD

    2.1 The Option shall become exercisable in installments as follows:

        a. shares of Common Stock may be purchased in whole at any time or in part from time to time on or after March 1, 1995;

        b. additional shares of Common Stock may be purchased in whole at any time or in part from time to time on or after March 1, 1996; and

        c. additional shares of Common Stock may be purchased in whole at any time or in part from time to time on or after March 1, 1997.

    2.2 No Option may be exercised in whole or in part and no shares may be purchased pursuant to any attempted exercise of any Option under this Agreement after February 29, 2004, at which time all Options which shall not have been exercised by such date shall lapse and terminate without the necessity of any further notice or action by the Company or Optionee.

3.  EXERCISE OF OPTION

    3.1 This Option may be exercised by written notice signed by the Optionee and delivered to the Secretary of the Company or sent by United States registered or certified mail, postage prepaid, addressed to the Company (to the attention of its Secretary) at its principal corporate office. Such notice shall state the number of whole shares of Common Stock as to which the Option is exercised and shall be accompanied by the full amount of the purchase price of such shares, by check or in cash. Any such notice shall be deemed given on the date on which the notice and payment shall have been actually received at the Secretary's office. In the event of the Optionee's death, the executor or administrator of the Optionee's estate (or anyone who shall have acquired this Option by will or pursuant to the laws of descent and distribution) may exercise this Option in accordance with the provisions of this Agreement.

    3.2 No fractional shares will be issued pursuant to the exercise of any part of the Option nor will any cash payment be made in lieu of fractional shares with respect to such exercise.

    3.3 If the Company or its counsel determine that it is required to withhold an amount of federal, state or local income or employment taxes as a result of the exercise of any Option, the Company may require the Optionee to pay the amount of such withholding tax to the Company by check or in cash. The payment of such withholding tax shall be due upon exercise of the Option and must be made prior to the delivery of the certificate or certificates representing the purchased shares as described below.

4.  DELIVERY OF CERTIFICATES UPON EXERCISE OF OPTION

    Delivery of a certificate or certificates representing the purchased shares of Common Stock shall be made promptly after receipt of notice of exercise and payment of the purchase price and the amount of any withholding taxes to the Company, if required, provided that the Company shall have such time as it reasonably deems desirable or necessary to qualify or register such shares under any law or governmental rule or regulation.

5.  EARLIER TERMINATION OF OPTION UPON OCCURRENCE OF CERTAIN EVENTS

    Notwithstanding the provisions set out in Section 2 above, the Options granted under this Agreement shall earlier terminate in the manner and under the conditions set out in this Section 5.

    5.1 If the Optionee ceases to be employed by the Company or any subsidiary thereof for any reason other than those reasons set forth in Sections 5.2 and
5.3 below, then the Optionee's Option, subject to earlier termination due to normal expiration of the option term, shall expire three months thereafter, and during such three-month period after the Optionee ceases to be an employee, the Optionee's Option shall be exercisable only as to those shares, if any, with respect to which the Optionee could have exercised the Option as of the date of such cessation of employment. Notwithstanding the foregoing, if the Optionee's employment is terminated for cause as defined below, his or her Option shall terminate upon the Optionee's termination of employment. For the purposes hereof, cause shall mean any of the following:

        (i) conduct involving moral turpitude or fraud, regardless of the context, which conduct shall be conclusively presumed if the Optionee is convicted of or enters a plea of NOLO CONTENDERE or similar plea as to a crime involving moral turpitude or fraud,

        (ii) repeated intoxication by alcohol or drugs during the performance of the Optionee's duties,

       (iii) malfeasance in the conduct of the Optionee's duties, including misuse or diversion of the Company's funds, embezzlement or willful and material misrepresentations or concealments on any reports submitted to the Company,

       (iv) repeated material failure by the Optionee to perform his or her duties as an employee, or

        (v) material failure to follow or comply with the reasonable and lawful directives of the Board of the written policies of the Company.

    5.2 If the Optionee becomes permanently and totally disabled (as defined by Section 22(e)(3) of the Internal Revenue Code) or dies while in the employment of the Company or any subsidiary thereof, the Optionee's Option shall become fully exercisable and the Optionee or, in the case of death, the person or persons to whom rights under the Option shall have passed by will or the applicable laws of descent and distribution, shall have the right to exercise the Option during the twelve months following the date of disability or death, subject to earlier termination due to normal expiration of the option term.

    5.3 If the Optionee's employment with the Company or any subsidiary thereof is terminated without cause after a change of control in the Company, or if the Optionee voluntarily resigns his or her employment with the Company or any subsidiary thereof after such a change in control because as a condition to continued employment with the Company or such subsidiary, the Optionee is required to (x) relocate outside the continental United States, (y) relocate within the continental United States without relocation assistance under the Company relocation policy then in effect, or (z) accept a reduction in the Optionee's base salary, then the Optionee's Option shall become fully exercisable, and, subject to earlier termination due to normal expiration of the option term, shall expire three months after such termination or resignation of employment. For the purposes hereof, a change of control in the Company shall mean the occurrence of any of the following:

        (i) Continuing Directors no longer constitute at least two-thirds of the Directors constituting the Board (the terms "Continuing Directors" and "Directors" being used as defined below);

        (ii) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934, as amended from time to time [the "Exchange Act"]), together with its affiliates, becomes the beneficial owner, directly or indirectly, of 20% or more of the Company's then outstanding common stock or 20% or more of the voting power of the Company's then outstanding securities entitled generally to vote for the election of Directors;

       (iii) the occurrence of or the approval by the Company's stockholders of the merger or consolidation of the Company with any other corporation, the sale of any substantial portion of the assets of the Company or the liquidation or dissolution of the Company unless, in the case of a merger or consolidation, the Continuing Directors in office immediately prior to such merger or consolidation will constitute at least two-thirds of the directors constituting the board of directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Exchange Act) of such corporation; or

       (iv) at least a majority of the Continuing Directors in office immediately prior to any other action taken or proposed to be taken by the Company's stockholders or by the Board determines that such action constitutes, or that such proposed action, if taken, would constitute, a Change of Control of the Company and such action is taken.

For the purposes of this Section 5.3, "Director" means a member of the Board, and "Continuing Director" means any person who is either (i) a Director on the date hereof, or (ii) was designated as a Continuing Director by a majority of the Continuing Directors.

    5.4 The Option may be canceled at any time with the consent of the Optionee and a new option may be granted to the Optionee in lieu thereof.

6.  ADJUSTMENTS UPON CHANGE IN COMMON STOCK

    In the event that before delivery by the Company of all the shares in respect of which this Option is granted, the Company shall have effected a Common Stock split or dividend payable in Common Stock, or the outstanding Common Stock shall have been combined into a smaller number of shares, the shares still subject to the Option shall be increased or decreased to reflect proportionately the increase or decrease in the number of shares outstanding, and the purchase price per share shall be decreased or increased proportionately so that the aggregate purchase price for all the then optioned shares shall remain the same as immediately prior to such split, dividend or combination. In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, the Committee may make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares still subject to this Option.

7.  TRANSFERABILITY

    The Option evidenced hereby is not transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of Optionee, is exercisable only by Optionee.

8.  NOTICES

    Any notice to be given to the Company shall be personally delivered to or addressed to the Secretary of the Company, at its principal office, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto, or at such other address as the

Optionee may hereafter designate in writing to the Company. Any notice to the Company is deemed given when received at the office of the Secretary of the Company. Any notice to the Optionee is deemed given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited, postage and registration or certification fee prepaid, in a post office or branch post office regularly maintained by the United States.

9.  TAX STATUS OF OPTION

    This Option is a nonqualified stock option, and is not intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended.

10.  CONSTRUCTION

    This Agreement shall be governed by, subject to and construed in accordance with all the provisions of the Plan, as it shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect the Optionee's rights under this Option.

11.  EMPLOYMENT

    Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employment of the Company or a parent or subsidiary thereof.

12.  DEFINED TERMS

    Unless the context clearly indicates otherwise, the words and phrases used in this Agreement shall have the meanings assigned to them under the provisions of the Plan.

13.  APPLICABLE LAW

    All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Texas except to the extent preempted by Federal Law.

14.  ENTIRE AGREEMENT

    This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and it supersedes any prior or contemporaneous discussions, negotiations, writings or other agreements between the parties with respect to the subject matter of this Agreement. Except as otherwise provided in Section 10 hereof, this Agreement may be amended only pursuant to a written instrument duly signed by both parties.

REXENE CORPORATION                            OPTIONEE
By: ----------------------------------------
                                              -------------------------------------------
                                              Employee Name
                                              -------------------------------------------
                                              -------------------------------------------
                                              Address
                                              -------------------------------------------
                                              Social Security Number

                                                                  EXHIBIT 10.3.2

                               REXENE CORPORATION
                                OUTSIDE DIRECTOR
                      NONQUALIFIED STOCK OPTION AGREEMENT

    THIS  AGREEMENT, made and executed  this   day  of            , 1993, by and
between  REXENE  CORPORATION,  a  Delaware  corporation  (the  "Company"),   and
              , ("Director"),

                              W I T N E S S E T H:

    WHEREAS, the Company has adopted the Nonqualified Stock Option Plan for Outside Directors of Rexene Corporation (the "Plan") providing for the grant of nonqualified options to each of the Outside Directors of the Company; and

    WHEREAS, subject to and upon the terms and conditions of this Agreement, the Plan provides that an option is to be granted under the Plan to Director, who currently serves as an Outside Director of the Company;

    NOW, THEREFORE, it is agreed as follows:

    1. GRANT OF OPTION AND OPTION PERIOD. The Company hereby grants to Director as of the effective date of this Agreement as indicated on the last page hereof (the "Grant Date"), subject to the provisions of Sections 2 and 3 hereof and as hereinafter set forth, an option (the "Option") to purchase shares of Common Stock of the Company at the price of $0.63 per share, at any time or (with respect to partial exercises) from time to time during a period commencing on the first anniversary of the Grant Date and terminating on the date immediately preceding the tenth anniversary of the Grant Date (the "Option Period"). This Option is a nonqualified stock option, and is not intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

    2.   EXERCISABILITY.   Any  provision of  Section 1  hereof to  the contrary
notwithstanding and subject to the provisions of Section 3 hereof, this Option may be exercised only in accordance with the following:

        (a) shares may be purchased in whole at any time or in part from time to time, on or after the first anniversary of the Grant Date; and

        (b) the remaining       shares may be purchased in whole at any time  or
    in part from time to time, on or after the second anniversary of the Grant Date.

    3.  TERMINATION OF SERVICE, DEATH, ETC.   Any provision of Sections 1 and  2
hereof to the contrary notwithstanding:

        (a) If Director is removed from the Board for Cause or resigns from the Board upon request of the remaining Board members within the Option Period due to Cause, the unexercised portion of this Option, whether or not then exercisable, shall automatically terminate as of the effective date of such removal or resignation;

        (b) If Director resigns from the Board for reasons other than (i) Cause,
    (ii) a Change of Control, or (iii) Disability prior to the date all shares subject to this Option have become exercisable in accordance with Section 2 hereof, the unexercisable portion of this Option shall be forfeited upon the effective date of such resignation;

        (c) If Director is removed from the Board on account of or following a Change of Control, or resigns from the Board upon request of the remaining Board members within the Option Period on account of or following a Change of Control, the unexercisable portion of this Option shall become immediately exercisable upon the effective date of such removal or resignation;

        (d) If, within the Option Period, Director (i) is not reelected to the Board, is removed from the Board on account of or following a Change of Control, or resigns from the Board upon request of the remaining Board members on account of or following a Change of Control, or for any reason other than Cause, (ii) resigns from the Board due to Disability or (iii) dies while a Board member, the person entitled to exercise the Option may elect within the 20-day period immediately following the effective date of the removal, resignation, termination as a member of the Board or date of death, either to (A) retain this Option and exercise same in accordance with its terms within the remaining Option Period or (B) surrender this Option to the Company in exchange for a lump sum payment in
    cash equal to  the product of  $          multiplied  by X/12 multiplied  by
    Y/ , where "X" equals the number of months Director served on the Board during the fiscal year of the Company for which this Option was granted and "Y" equals the number of shares of Common Stock allocable to the unexercised portion of this Option as of the date of the election.

    4. EXERCISE OF OPTION. This Option may be exercised by written notice signed by Director and delivered to the Secretary of the Company or sent by United States registered or certified mail, postage prepaid, addressed to the Company (to the attention of its Secretary) at its corporate office in Dallas, Texas. Such notice shall state the number of shares as to which the Option is exercised and shall be accompanied by the full amount of the purchase price of such shares, in cash. Any such notice shall be deemed given on the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as above-stated. Promptly after demand by the Company, Director shall pay to the Company an amount equal to applicable withholding taxes, if any, due in connection with the exercise of this Option. In the event of Director's death, the executor or administrator of Director's estate (or anyone who shall have acquired this Option by will or pursuant to the laws of descent and distribution) may exercise this Option in accordance with the provisions of this Agreement.

    5. DELIVERY OF CERTIFICATES UPON EXERCISE OF OPTION. Delivery of a certificate or certificates representing the purchased shares of common stock of the Company shall be made promptly after receipt of notice of exercise and payment of the purchase price and the amount of any withholding taxes to the Company, if required, provided that the Company shall have such time as it reasonably deems necessary to qualify or register such shares under any law or governmental rule or regulation that it deems desirable or necessary.

    6. ADJUSTMENTS UPON CHANGE IN COMMON STOCK. In the event that before delivery by the Company of all the shares in respect of which this Option is granted, the Company shall have effected a common stock split or dividend payable in common stock, or the outstanding common stock of the Company shall have been combined into a smaller number of shares, the shares still subject to the Option shall be increased or decreased to reflect proportionately the increase or decrease in the number of shares outstanding, and the purchase price per share and the surrender payment per share provided under Section 2(d) shall be decreased or increased proportionately so that the aggregate purchase price and the aggregate surrender payment for all the then optioned shares shall remain the same as immediately prior to such split, dividend or combination. In the event of a reclassification of common stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, it is agreed that the Committee shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares still subject to this Option.

    7.   TRANSFERABILITY.   The  Option  evidenced hereby  is  not  transferable
otherwise than by will or by the laws of descent and distribution and, during the lifetime of Director, is exercisable only by Director.

    8. INVESTMENT PURPOSE. The Director represents that any shares purchased by him pursuant to this Option will be acquired for his own account for investment and not with a view to, or for offer or sale in connection with, the distribution of such shares; provided, however, that such representation need not be given if (i) the shares subject to this Option have been registered under the Securities Act of 1933 ("Securities Act") and registered or qualified, as the case may be, under applicable state securities laws or (ii) counsel to the Company determines that such registration is not necessary for purposes of compliance with applicable federal and state securities laws. Prior to the purchase of shares of Common Stock on exercise of this Option, or any part hereof, the Director shall give such further representations of an investment or other nature as may be reasonably required by the Company in order to comply with applicable federal and state securities laws. Furthermore, nothing herein shall require the Company to issue any shares upon exercise of this Option if such issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, the Exchange Act or any other applicable statute or regulation then in effect. Nothing herein shall prohibit the Director from using any shares of Common Stock acquired hereunder as collateral or security for any debt, loan or other obligation.

    9. OPTION CONDITIONAL ON APPROVAL OF PLAN. Anything herein to the contrary notwithstanding, this Option is conditional and shall be of no force and effect and may not be exercised unless and until (i) Article IV(c) of the Company's Restated Certificate of Incorporation has been amended to eliminate the prohibition against the issuance by the Company of nonvoting equity securities, and (ii) the Plan has been approved by the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting of stockholders of the Company duly held not later than the date of the next annual meeting of stockholders. In the event the Plan is not approved at the next annual meeting of stockholders of the Company, then the Company shall pay Director, in addition to any meeting attendance cash compensation, a cash retainer in the amount of $20,000 per year, payable in equal monthly installments at the time of each regular meeting of the Board.

    10.   CONSTRUCTION.   This  Agreement shall be  governed by,  subject to and
construed in accordance with all the provisions of the Plan.

    11. DEFINED TERMS. Unless the context clearly indicates otherwise, the words and phrases used in this Agreement shall have the meanings assigned to them under the provisions of the Plan.

    12. APPLICABLE LAWS. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Texas except to the extent preempted by Federal law.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written, to be effective as of January 1, 1993.

                                          REXENE CORPORATION

                                          By
                                          --------------------------------------
                                             Title:

                                          --------------------------------------
                                          Director

                                                                  EXHIBIT 10.3.3

                               REXENE CORPORATION
                                OUTSIDE DIRECTOR
                      NON-QUALIFIED STOCK OPTION AGREEMENT

    This Outside Director Non-Qualified Stock Option Agreement is made and entered into effective as of the 1st day of January, 1994 (the "Grant Date"), by and between Rexene Corporation, a Delaware corporation (the "Company"), and
         ("Director").

                              W I T N E S S E T H:

    WHEREAS, the Company has adopted the Non-Qualified Stock Option Plan for Outside Directors of Rexene Corporation (the "Plan") providing for the grant of non-qualified options to each of the Outside Directors of the Company; and

    WHEREAS, subject to and upon the terms and conditions of this Agreement, the Plan provides that an option is to be granted under the Plan to Director, who currently serves as an Outside Director of the Company.

    NOW, THEREFORE, it is agreed as follows:

    1. GRANT OF OPTION AND OPTION PERIOD. The Company hereby grants to Director, subject to the provisions of Sections 2 and 3 hereof and as
hereinafter set forth,  an option  (the "Option") to  purchase        shares  of
Common Stock of the Company at the price of $0.43 per share, at any time or (with respect to partial exercises) from time to time during a period commencing on the first anniversary of the Grant Date and terminating on the date immediately preceding the tenth anniversary of the Grant Date (the "Option Period"). This Option is a non-qualified stock option, and is not intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

    2.   EXERCISABILITY.   Any provision  of Section  1 hereof  to the  contrary
notwithstanding and subject to the provisions of Section 3 hereof, this Option may be exercised only in accordance with the following:

        (a) shares may be purchased in whole at any time or in part from time to time, on or after the first anniversary of the Grant Date; and

        (b)  the remaining       shares may be purchased in whole at any time or
    in part from time to time, on or after the second anniversary of the Grant Date.

    3.   TERMINATION OF SERVICE, DEATH, ETC.   Any provision of Sections 1 and 2
hereof to the contrary notwithstanding:

        (a) If Director is removed from the Board for Cause or resigns from the Board upon request of the remaining Board members within the Option Period due to Cause, the unexercised portion of this Option, whether or not then exercisable, shall automatically terminate as of the effective date of such removal or resignation;

        (b) If Director resigns from the Board for reasons other than (i) Cause,
    (ii) a Change of Control or (iii) Disability prior to the date all shares subject to this Option have become exercisable in accordance with Section 2 hereof, the unexercisable portion of this Option shall be forfeited upon the effective date of such resignation;

        (c) If Director is removed from the Board on account of or following a Change of Control, or resigns from the Board upon request of the remaining Board members within the Option Period on account of or following a Change of Control, the unexercisable portion of this Option shall become immediately exercisable upon the effective date of such removal;

        (d) If, within the Option Period, Director (i) is not re-elected to the Board, is removed from the Board on account of or following a Change of Control, or resigns from the Board upon request of the remaining Board members on account of or following a Change of Control or for any reason other than Cause, (ii) resigns from the Board due to Disability or (iii) dies while a Board member, the person entitled to exercise the Option may elect within the 20-day period immediately following the effective date of the removal, resignation, termination as a member of the Board or date of death, either to (A) retain this Option and exercise same in accordance with its terms within the remaining Option Period or (B) surrender this Option to the Company in exchange for a lump sum payment in cash equal to the product
    of $         multiplied by X/12 multiplied by Y/      , where "X" equals the
    number of months Director served on the Board during the fiscal year of the Company for which this Option was granted and "Y" equals the number of shares of Common Stock allocable to the unexercised portion of this Option as of the date of the election.

    4. EXERCISE OF OPTION. This Option may be exercised by written notice signed by Director and delivered to the Secretary of the Company or sent by United States registered or certified mail, postage prepaid, addressed to the Company (to the attention of its Secretary) at its corporate offices in Dallas, Texas. Such notice shall state the number of shares as to which the Option is exercised and shall be accompanied by the full amount of the purchase price of such shares, in cash. Any such notice shall be deemed given on the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as above-stated. Promptly after demand by the Company, Director shall pay to the Company an amount equal to applicable withholding taxes, if any, due in connection with the exercise of this Option. In the event of Director's death, the executor or administrator of Director's estate (or anyone who shall have acquired this Option by will or pursuant to the laws of descent and distribution) may exercise this Option in accordance with the provisions of this Agreement.

    5. DELIVERY OF CERTIFICATES UPON EXERCISE OF OPTION. Delivery of a certificate or certificates representing the purchased shares of Common Stock of the Company shall be made promptly after receipt of notice of exercise and payment of the purchase price and the amount of any withholding taxes to the Company, if required, provided that the Company shall have such time as it reasonably deems necessary to qualify or register such shares under any law or governmental rule or regulation that it deems desirable or necessary.

    6. ADJUSTMENTS UPON CHANGE IN COMMON STOCK. In the event that before delivery by the Company of all the shares in respect of which this Option is granted, the Company shall have effected a Common Stock split or dividend payable in Common Stock, or the outstanding Common Stock of the Company shall have been combined into a smaller number of shares, the shares still subject to the Option shall be increased or decreased to reflect proportionately the increase or decrease in the number of shares outstanding, and the purchase price per share and the surrender payment per share provided under Section 3(d) shall be decreased or increased proportionately so that the aggregate purchase price and the aggregate surrender payment for all the then-optioned shares shall remain the same as immediately prior to such split, dividend or combination. In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, it is agreed that the Committee shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares still subject to this Option.

    7.   TRANSFERABILITY.   The  Option  evidenced hereby  is  not  transferable
otherwise than by will or by the laws of descent and distribution and, during the lifetime of Director, is exercisable only by Director.

    8. INVESTMENT PURPOSE. The Director represents that any shares purchased by him pursuant to this Option will be acquired for his own account for investment and not with a view to, or for offer or sale in connection with, the distribution of such shares; provided, however, that such representation need not be given if (i) the shares subject to this Option have been registered under the Securities Act of 1933 ("Securities Act") and registered or qualified, as the case may be, under applicable state securities laws or (ii) counsel to the Company determines that such registration is not necessary for purposes of compliance with applicable federal and state securities laws. Prior to the purchase of shares of Common Stock on exercise of this Option, or any part hereof, the Director shall give such further representations of an investment or other nature as may be reasonably required by the Company in order to comply with applicable federal and state securities laws. Furthermore, nothing herein shall require the Company to issue any shares upon exercise of this Option if such issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, the Exchange Act or any other applicable statute or regulation then in effect. Nothing herein shall prohibit the Director from using any shares of Common Stock acquired hereunder as collateral or security for any debt, loan or other obligation.

    9.   CONSTRUCTION.   This Agreement  shall be  governed by,  subject to  and
construed in accordance with all the provisions of the Plan.

    10. DEFINED TERMS. Unless the context clearly indicates otherwise, the words and phrases used in this Agreement shall have the meanings assigned to them under the provisions of the Plan.

    11. APPLICABLE LAW. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Texas except to the extent preempted by Federal Law.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

                                          REXENE CORPORATION

                                          By:
                                          --------------------------------------
                                             B. J. McNamee
                                             VICE PRESIDENT, SECRETARY &
                                               GENERAL COUNSEL

                                             -----------------------------------
                                             Director

                                                                  EXHIBIT 10.4.2

                               REXENE CORPORATION
                        1994 ANNUAL INCENTIVE BONUS PLAN

I.  PURPOSE

    The Rexene Annual Incentive Bonus Plan (AIB) is designed to reward key employees for their contribution to the achievement of Corporate and individual performance objectives.

II.  DEFINITIONS

    TARGETED OPERATING CASH FLOW -- operating income adjusted for non-cash items such as depreciation and amortization, allowance for bad debts, adjustments to environmental reserves, etc. This target will be established by the Board of Directors in conjunction with the approval of the annual forecast.

    GUIDELINE FORMULA BONUS -- expressed as a percent of base salary the amount of formula bonus award that, when combined with base salary, yields a total cash compensation package that is competitive.

    MAXIMUM BONUS -- expressed as a percent of base salary, the maximum total bonus award that can be earned.

III. ANNUAL INCENTIVE PLAN THRESHOLD -- In order to trigger eligibility for any formula bonus payments to be made under this plan, the Company must attain at least ninety percent (90%) of Targeted Operating Cash Flow.

IV.  SCHEDULE OF POTENTIAL BONUS PAYOUT PERCENTAGES (INTERPOLATIONS IF
NECESSARY)

 % ATTAINMENT OF TARGETED
    OPERATING CASH FLOW        % FORMULA PAYOUT
- ---------------------------  ---------------------
                90                        75
               100                       100
               120                       150
               150                       200

V.  BONUS AWARD STRUCTURE

    The guideline and maximum bonus award levels, expressed as a percent of an individual participant's base salary, are as follows:

                                                                    GUIDELINE BONUS       MAXIMUM BONUS
                                                                  -------------------  -------------------
CEO & COO.......................................................             50%                 100%
Executive Management Committee..................................             40                   80
Officers........................................................             30                   60
Directors.......................................................             20                   40

VI.  EXAMPLES OF FORMULA CALCULATIONS:

                   ASSUMPTION: Officer      SALARY: $100,000

    The Company attains 90% of the targeted cash flow. The officer's bonus payout will be:

 (SECTION                (SECTION
IV) FORMULA             V) FORMULA
  PAYOUT                ELIGIBILITY              SALARY                  BONUS
- -----------             ----------             -----------             ---------
    .75          X         .30          X      $100,000     =          $22,500

VII.  GENERAL PROVISIONS

     ELIGIBILITY

        - Participants are eligible for pro rata bonus consideration under this plan if they have completed at least six (6) months of service in one or more designated eligible positions, and do not participate in any other incentive program.

        - Participants who are terminated during the fiscal year for any reason, except cause, shall be eligible to receive a pro rata bonus based on year-end financial results. Participants who voluntarily resign their employment prior to the end of the fiscal year shall not be entitled to a pro rata bonus.

        - Payment of bonuses will occur as soon as practicable after the end of the fiscal year and completion of the year-end audit.

VIII.  DISCRETIONARY BONUS POOL

    The Company shall establish a bonus pool of $250,000 to fund discretionary bonus payments to eligible employees if no bonuses are paid to said employees under Section IV above.

IX.  ADMINISTRATION

    The Senior Vice President of Human Resources and Administration shall be responsible for the administration of this program. The Board of Directors is the sole interpreter and arbitrator of the general and specific provisions of this plan and has the sole authority to approve awards recommended by the Chief Executive Officer within the parameters of this plan or to amend or modify them, if necessary, to provide equitable bonus opportunity for participants.

                                                                 EXHIBIT 10.17.3

                       FOURTH AMENDMENT TO LOAN AGREEMENT

    THIS FOURTH AMENDMENT ("Amendment"), made and entered into as of the 22nd day of December, 1993 by and between REXENE CORPORATION, a Delaware corporation ("Borrower"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender");

                              W I T N E S S E T H:

    WHEREAS, Borrower and Lender are parties to a certain Loan Agreement, dated as of September 17, 1992 (as the same has been previously amended, the "Loan Agreement"), pursuant to which Lender has made and continues to make certain financial accommodations to Borrower; and

    WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement in certain respects as hereinafter set forth; and

    WHEREAS, Borrower and Lender wish to enter into this Amendment in order to memorialize their mutual understanding regarding such amendments;

    NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1.   DEFINED TERMS.   Capitalized terms used  hereinbelow, but not expressly
defined hereinbelow, shall have the meanings given to such terms in the Loan Agreement.

    2. MODIFICATIONS TO DEFINED TERMS. The following defined terms, as used in the Loan Agreement, shall be re-defined, in whole or in part, as follows:

        (a)    BORROWING  BASE.   There  shall  be added  to  the  definition of
    "Borrowing Base" set forth in Section 1(a) of the Loan Agreement, the following, at the end thereof:

           LESS (d) the sum of Seven Million Dollars ($7,000,000).

    and the term "five (5) Business Days in such definition shall be amended to read "sixty (60) days."

        (b) SIGNIFICANT SUBSIDIARY. There shall be added to the definition of "Significant Subsidiary" in Section 1(a) of the Loan Agreement, the following, after the word "means" in the first line thereof:

        (c) TERMINATION DATE. The definition of "Termination Date" in Section 1(a) shall be re-defined in its entirety to read as follows:

           "Termination Date" shall mean December 31, 1996.

    3. ADDITIONAL DEFINED TERMS. There shall be added to Section 1(a) of the Agreement the following defined terms:

       "SUBSIDIARY GUARANTEES" means the guarantees of Borrower described in Section 9(a)(x).

       "UK SUBSIDIARY" means Rexene Corporation Limited, an English Corporation, one hundred percent of the capital stock of which is owned by Borrower.

    4. DIRECT LOANS TO UK SUBSIDIARY. There shall be added to Section 2(a)(i) of the Agreement, at the end thereof, the following:

       Lender hereby agrees that, at Borrower's request, it will make such Advances directly to the UK Subsidiary in an amount up to Five Million Dollars ($5,000,000) at any time outstanding upon compliance with the procedures set forth herein with respect to Advances by Borrower, provided that the UK Subsidiary shall have executed and delivered to Lender a supplement to this Agreement, in form and substance acceptable to Lender, making it a party hereto for such purpose; and, provided further, in any event, that any Advances so made by Lender to the UK Subsidiary shall be fully and unconditionally guaranteed by Borrower, constitute its joint and several liability to Lender and be part of the Obligations secured by the Collateral.

    5.   REQUESTS FOR ADVANCES.   The term "three  (3) Business Days" in Section
2(b)(i) of the Agreement shall be amended to read "one (1) Business Day".

    6.  USE OF PROCEEDS.   The first sentence of  Section 2(h) of the  Agreement
which reads:

       "The proceeds of any Advance shall be used solely for Borrower's general working capital purposes."

shall be deleted and replaced by the following sentence:

       "The proceeds of any Advance shall be used solely for general corporate purposes of Borrower and its Subsidiaries; provided, however, that not more than Fifteen Million Dollars ($15,000,000) of proceeds of Advances outstanding at any one time shall be used for general corporate purposes of the UK Subsidiary."

    7. INTEREST. Section 3(a) of the Agreement shall be amended by deleting in its entirety the proviso set forth in clause (i) thereof concerning an increase in interest rate.

    8. COLLATERAL REPORTS. The term "ten (10) days" in Section 7(c) of the Agreement shall be amended to read "ten (10) Business Days." Also, inventory and accounts of the UK Subsidiary shall not be required to be included in the reports on Collateral set forth in said Section 7(c).

    9. OTHER FINANCIAL DATA. The terms "ten (10) days" and "thirty (30) days" appearing in Section 7(e) of the Agreement are amended to read, respectively, "ten (10) Business Days" and "fifteen (15) days".

    10. NOTICE OF DEFAULT. The words "or could reasonably be expected to have" in the third and fourth lines of Section 7(f) of the Agreement are deleted.

    11. LANDLORD'S WAIVERS. Section 8(h) of the Agreement is amended by adding thereto, before the words "but, provided, however", these words:

       and that Borrower shall not be required to obtain any such waivers from purchasers of Borrower's Inventory with respect to Inventory contained in railcars temporarily located on the premises of such purchasers

    12. UK SUBSIDIARY. There shall be added to Section 8 a new subsection (i), to read as follows:

       UK SUBSIDIARY. Upon the occurrence and during the continuance of an Event of Default, upon written request by Lender, Borrower shall cause the UK Subsidiary to execute and deliver to Lender a security agreement in substantially the form of the Security Agreement covering accounts and inventory of the UK Subsidiary, to the extent it is permitted to do so under the First Priority Note Indenture and the Second Priority Note Indenture, and to reimburse Borrower for payments made under the UK Subsidiary Guarantees.

    13.  INDEBTEDNESS.  Section 9(a) shall be amended:

       (i) by adding the words "(calculated without duplication)" after the words "except the following" in the introductory sentence thereof.

       (ii) by adding thereto a new clause (x) at the end thereof, to read as follows:

           (x) Borrower may guarantee obligations of its Consolidated Subsidiaries in an aggregate amount not to exceed the U.S. dollar equivalent of Nine Million Pounds Sterling.

    14.   SUBSIDIARIES.   Section 9(b)  of the  Agreement is  amended by  adding
thereto after the words "or create any Subsidiaries" the words "(other than the UK Subsidiary)".

    15.   INVESTMENTS.   Section 9(d)  is amended  by deleting,  in clause  (ii)
thereof the words "in an aggregate amount not to exceed Five Million Dollars ($5,000,000)" and substituting therefor the words:

       ; provided that the aggregate Investments in the UK Subsidiary, excluding Investments made with proceeds of Advances and Indebtedness under Subsidiary Guarantees will not exceed Eight Million Five Hundred Thousand Dollars ($8,500,000) in the aggregate.

and by deleting clause (vii) thereof, in its entirety.

    16. CONTRAVENING AMENDMENTS. Lender acknowledges and agrees that Borrower may refinance its Indebtedness under the First Priority Notes and Second Priority Notes without the necessity of Lender's prior written consent, so long as: (i) the terms of such refinancing are no less favorable to Borrower than those of the refinanced Indebtedness; and (ii) the terms of such refinancing do not, in any event, contravene any terms of Section 9(k) of the Agreement.

    17. ORDINARY COURSE OF BUSINESS. Section 9(l) of the Agreement is amended by deleting existing clause (i) thereof in its entirety and replacing it with this revised clause (i):

       (i) make any sales, transfers or other dispositions of Inventory to any Subsidiary except in the Ordinary Course of Business, and on terms otherwise in conformity with Section 9(i) hereof;

    18. FINANCIAL COVENANTS. Section 10 is amended by deleting existing subsections (a), (c) and (d) thereof in their entirety and revising the first part of subsection (b) thereof, through the words "provided, however," to read as follows:

       (b) FIXED CHARGE COVERAGE RATIO. Borrower will have at the end of each fiscal quarter of each Fiscal Year, determined on a rolling four (4) quarters' basis, a Fixed Charge Coverage Ratio of not less than .7:1; "provided, however"

    19.  NOTICE OF NON-PERFORMANCE.   Section 12(b) of the Agreement is  amended
by deleting the term "ten (10) days" therein and substituting therefor the term "thirty (30) days".

    20.   NOTICE OF  LEVIES AND  JUDGMENTS.   The words  "thirty (30)  days"  in
Sections  12(l) and 12(m) of the Agreement shall be deleted and the words "sixty
(60) days" shall be substituted therefor.

    21.  MISCELLANEOUS.

        (a) EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Loan Agreement and the other Loan Documents, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby. This Amendment supersedes in its entirety the terms of that certain Consent, dated September 30, 1993, executed by Lender and Borrower, concerning the UK Subsidiary.

        (b) RATIFICATION. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

        (c) ESTOPPEL. To induce Lender to enter into this Amendment and to continue to make Advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Lender with respect to the Obligations.

        (d) GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York and all applicable federal laws of the United States of America.

        (e) COSTS AND EXPENSES. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the fees and out-of-pocket expenses of Lender's counsel. In the event of Borrower's failure to pay such fees (or the fee described in Section 4 above) on demand, such fees may be charged as Advances against Borrower's Loan Account established pursuant to Section 2(f) of the Loan Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          REXENE CORPORATION

                                          By:
                                          --------------------------------------
                                          Name: Kevin W. McAleer
                                          Title: Executive Vice President

                                          Attest:
                                          --------------------------------------
                                          Name: Bernard J. McNamee
                                          Title: Secretary

                                                     [CORPORATE SEAL]

                                          TRANSAMERICA BUSINESS CREDIT
                                          CORPORATION

                                          By:
                                          --------------------------------------
                                          Name: Michael F. Johnson
                                          Title: Senior Account Executive